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                                                                  EXHIBIT 99.2

              FIRST AMENDMENT TO STOCK AND ASSET PURCHASE AGREEMENT



         This First Amendment to Stock and Asset Purchase Agreement is made and entered into this 5th day of April, 2000 (the "Amendment"), by and among Kinder Morgan, Inc., MidCon Gas Services Corp., KN Services, Inc. and KN Gas Gathering, Inc. (collectively referred to as the "Sellers") and ONEOK, Inc. (the "Buyer").

         WHEREAS, Sellers and Buyer entered into that certain Stock and Asset Purchase Agreement dated February 8, 2000 (the "Agreement");

         WHEREAS, Sellers and Buyer desire to amend the Agreement on the terms and conditions as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, the parties hereto agree as follows:

         1. All capitalized terms used in this Amendment shall have the same meanings as specified in the Agreement.

         2. Schedule 1.1(d) to the Agreement is amended and restated in its entirety to read as set forth on Schedule 1.1(d) attached hereto. Exhibit A attached to this Amendment is a partial list of vehicles and Exhibit B attached to this Amendment is a partial list of computer equipment that are identified by Buyer as personal property to be conveyed to Buyer. Buyer acknowledges that both Exhibit A and Exhibit B were prepared by Buyer and are subject to change based on the provisions of this paragraph 2 and does not include telephones, facsimile machines, servers, printers or other computer equipment. Within 30 days after the Closing, the Sellers and Buyer agree to use their reasonable best efforts to identify all vehicles, telephones and related equipment, fax machines, printers, computers and other computer-related equipment presently used primarily in the business or required to support the business of the Stock Entities and the KN Gas Assets, so that all such equipment and vehicles not presently owned by the Stock Entities will be conveyed to the Stock Entities (or other entity designated by Buyer) within such 30 day period. Sellers, based on Buyer's consent, shall be entitled to retain up to a maximum of 8 computers that otherwise would be included in the transfer to Buyer for Sellers' continued operations. At such time as the parties agree on the transfer of the additional equipment and vehicles not presently listed on Schedule 1.1(d), such schedule shall automatically be deemed to be amended to include such additional equipment and vehicles.

         3. A new section 1.3(l) is hereby added to the Agreement as follows:

                  (l) If the amount paid at Closing pursuant to Section 1.3(a)(iii) is either greater than or less than the actual severance expenses incurred in excess of $5,150,000 (as determined within 90 days after Closing), then either party may notify the other of the discrepancy and each party hereby agrees to negotiate in good


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         faith to resolve such difference and make the appropriate party whole in accordance with Section 1.3(a)(iii). Sellers agree to supply Buyer sufficient facts or documents in order that Buyer may reasonably verify the actual payment of severance expenses during such 90 day period.

         4. The first two sentences of Section 1.8 of the Agreement are hereby amended in their entirety as follows:

         Sellers and Buyer shall agree on or before 60 days after the Closing to a final allocation of the Cash Consideration (together with any assumed liabilities and all other capitalizable costs) for the KN Gas Assets (the "Asset Allocation"). The final Asset Allocation shall be set forth on Schedule 1.8 to be delivered at such time of agreement.

Attached as Exhibit C to this Amendment is a preliminary Asset Allocation pursuant to Section 1.8 of the Agreement that sets forth the categories of assets allocations that will be subject to final agreement within 60 days after the Closing pursuant to Section 1.8 of the Agreement. Sellers and Buyer acknowledge that Exhibit C is preliminary and represents the reasonable best estimate of each party hereto with respect to the matters set forth on Exhibit C.

         5. The third, fourth and fifth sentences of Section 1.10 of the Agreement are hereby amended in their entirety as follows:

         The allocation of purchase price among the assets of Stock Entities shall be determined by the Sellers and Buyer on or before 60 days after Closing, shall be set forth on Schedule 1.10 to be delivered at such time of agreement, and shall be made in the manner required by Sections 338 and 1060 of the Code and the Treasury Regulations promulgated thereunder, and any comparable provisions of state, local or foreign law or regulations as appropriate. Such allocation shall be used for purposes of determining the modified aggregate deemed sales price under the applicable Treasury Regulations and in reporting the deemed sale of assets of the Stock Entities in connection with the 338(h)(10) Election. The Buyer and Sellers shall report, act, and file in all respects and for all purposes consistent with the allocation set forth on Schedule 1.10 to be delivered at the time of agreement of such allocation.

Attached as Exhibit D to this Amendment is a preliminary allocation of the purchase price pursuant to Section 1.10 of the Agreement which allocation is subject to final agreement within 60 days after the Closing pursuant to Section
1.10 of the Agreement. Sellers and Buyer acknowledge that Exhibit D is preliminary and represents the reasonable best estimate of each party hereto with respect to the matters set forth on Exhibit D.

         6. Notwithstanding any other provision of the Agreement, Schedule 3.19(a)(iii) is hereby amended to delete all references to the following leases:
(i) 5th floor Allen Center 1; (ii) Furniture Lease (5th Floor Allen Center 1, Lakewood, Colorado or wherever located); (iii) Lease - Lombard, Illinois; (iv) Lease - Lakewood, Colorado, (143 Union Street, 4th Floor); and (v) Parking

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Expenses - Allen Center Garage. The failure to list those leases on Schedule
3.19(a)(iii) shall not be deemed to be a breach of any representation or warranty of the Sellers. Sellers agree to retain all of the foregoing leases and Buyer shall not be responsible for or liable for any expenses or other obligations thereunder and the foregoing leases shall not be conveyed to Buyer as a part of the transactions contemplated by the Agreement. In consideration of the retention of the leases by Sellers, the Cash Consideration to be paid by Buyer at Closing shall be increased by $572,714 Sellers hereby agree that Buyer or its affiliates will be entitled to occupy, at no additional cost to Buyer and at Buyer's option, all or a portion of the Allen Center 5th Floor lease space, all of the Lombard, Illinois space (Suite 108 consisting of approximately 3,500 square feet on the first floor) for up to four months subsequent to the Closing, and up to the following number of parking slots at the Allen Center for the following months:

                  Month                              Parking Slots
                  -----                              -------------
                  April                                   75
                  May                                     60
                  June                                    45
                  July                                    30

Buyer agrees to turn back to Sellers any of the above parking slots at such time as Buyer determines it no longer needs such slots. In addition to the foregoing, Buyer has agreed to reimburse the Sellers for any tenant improvement cost incurred in connection with and allowed in the sublease of the Allen Center 5th Floor space by the current tenant; provided, however, that Buyer's costs shall be limited to 50% of the total tenant improvement allowance paid by Sellers or their affiliates within 18 months of the Closing, such 50% of the allowance not to exceed $12.50 per square foot. Buyer shall not be responsible for any tenant improvement allowance with respect to any portion of the Allen Center 5th Floor space which Sellers or their affiliates occupy as a result of their determination not to sublease such space. In addition to the foregoing, during Buyer's occupancy of the space in the Allen Center, Lakewood, Colorado and the Lombard, Illinois lease space, Buyer shall be entitled to the use of a total of six copiers at the three leased spaces and the roof top lease at the Allen Center and shall have no additional cost for the following services: utilities, carpet cleaning, security, cable television and light bulbs. In addition, Sellers agree that Buyer or its affiliates will be entitled to occupy, at no additional cost to Buyer and at Buyer's option, all of the lease space at 143 Union Street, 4th Floor, Lakewood, Colorado through September 2000.

         7. Based upon the request of Sellers' employees and notwithstanding the provisions of Section 8.2(c) of the Agreement, at the Closing, the Sellers will not cause the Trustee of the KN Plan to transfer the account balances of Continued Employees in the KN Plan to the Trustee of the Buyer Savings Plan. Buyer shall have no obligation or responsibility for any account balances for Continued Employees relating to their employment with any one or more of the Sellers or their affiliates prior to the Closing.

         8. Notwithstanding any other provisions of the Agreement related to indemnification or limits thereon (but subject to the process described in Sections 11.4 through 11.8 of the Agreement), Buyer agrees to indemnify and hold the Sellers' Parties harmless from any Damages suffered by the Sellers' Parties as a result of, caused by, arising out of, or in any way relating to any Environmental Claim relating to the ownership, operation or conduct of the businesses or affairs of

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Buyer and any of its affiliates and any of their respective actions after the
Closing related to (i) any of the equipment, piping or other personal property or equipment owned by Buyer or any of its affiliates located on or within the real property, easements or leased property owned or controlled by any of the Sellers or their affiliates, and (ii) any of the equipment, piping or other personal property or equipment owned by Buyer or any of its affiliates on any of the Property or the Easements.

         9. Notwithstanding any other provisions of the Agreement related to indemnification or limits thereon (but subject to the process described in Sections 11.4 through 11.8 of the Agreement), Sellers agree to indemnify and hold the Buyer Parties harmless from any Damages suffered by the Buyer Parties as a result of, caused by, arising out of, or in any way relating to any Environmental Claim relating to the ownership, operation or conduct of the businesses or affairs of Sellers and any of their affiliates and any of their respective actions after the Closing related to (i) any of the equipment, piping or other personal property or equipment owned by Sellers or any of their affiliates on or within the Property or the Easements, and (ii) the equipment, piping or other personal property or equipment owned by Sellers or any of their affiliates on the real property, easements or leased property owned or controlled by any of the Sellers or their affiliates.

         10. Sellers agree, at their expense, to have the properties listed on Exhibit E attached to this Amendment surveyed within 90 days of the Closing to determine the exact legal description of the portion of the properties that are to be conveyed by Sellers or their affiliates to Buyer or its affiliates. The surveys shall be certified to Sellers and Buyer and shall be in form reasonably acceptable to Buyer.

         11. Sellers agree that within 90 days of the Closing to file such corrective conveyances as are listed on Exhibit F attached to this Amendment or as are reasonably requested by Buyer within such 90 day period, to correct deficiencies identified by Buyer in either the form or the method of execution of the conveyance or the designated grantee related to conveyances of real property, easements or rights-of-way (including any personal property or equipment related thereto) made prior to the Closing by Sellers or their affiliates to any of the Stock Entities or their Subsidiaries or affiliates. The Parties have agreed to use the forms attached hereto as Exhibit G in correcting conveyances. Notwithstanding any other provisions of the Agreement related to indemnification or limits thereon (but subject to the process described in Sections 11.4 through 11.8 of the Agreement), Sellers agree to indemnify and hold the Buyer Parties harmless from any Damages suffered by the Buyer Parties as a result of, caused by, arising out of, or in any way relating to the preparation or filing of these corrective conveyances, including any applicable sales or transfer taxes.

         12. If requested by Buyer, Sellers agree to cooperate with Buyer and its counsel (at no cost or expense to Sellers) with respect to Buyer's response to any franchise taxes relating to the period on or after the Closing in connection with the franchise fee/tax dispute between the City of El Paso and Westar (which was assumed from AOG Gas Transmission Company, L.P. (successor to Meridian Oil Transportation, Inc.)) arising out of the franchise ordinance dated January 9, 1990. Notwithstanding any other provisions of the Agreement, including, but not limited to any provisions related to indemnification or limits thereon (but subject to the process described in Sections 11.4 through 11.8 of the Agreement), Sellers hereby agree to indemnify Buyer from 100% of any


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Damages now or hereafter incurred by any of the Stock Entities related to franchise taxes or other related taxes imposed by the City of El Paso, Texas, relating to any period of time prior to the Closing. Buyer or the Stock Entities will be responsible for the payment of 100% of such taxes accruing for all period subsequent to the Closing. The parties hereto acknowledge that Kinder Morgan, Inc. has paid, on behalf of Westar and AOG Gas Transmission Company, L.P. and subject to protest for refund, the franchise fees/taxes claimed by the City of El Paso to be owed in connection with the franchise fee/tax dispute described above. Westar and AOG Gas Transmission Company, L.P. hereto assign to Kinder Morgan, Inc. any and all rights relating to the protest described above, including, without limitation, the right to any refunds which may be paid in connection therewith.

         13. KN Gas agrees that upon its receipt of the conveyance of the easements listed on Exhibit H attached to this Amendment pursuant to the Gas Gathering Agreement dated April 1, 1997, between KN Gas and Mobil Exploration & Producing U.S., Inc., KN Gas shall convey those easements to Buyer or its designated affiliate in the same form as set forth in the conveyance to KN Gas or as may otherwise be reasonably satisfactory to Buyer. KN Gas agrees to use its reasonable best efforts to obtain and assign all of the easements described on the attached Exhibit H. Upon obtaining the easements described on the attached Exhibit H, KN Gas also agrees to assign to Buyer any contract rights or other equipment related to or located on these easements or properties. To the extent Mobil Exploration & Producing U.S., Inc. fails to consent to the assignment to Buyer or its affiliate of the foregoing easements, contract rights and personal properties, KN Gas agrees to use its best efforts to acquire all of the foregoing assets, contract rights and equipment and then convey such assets to Buyer or its affiliate. KN Gas further agrees that effective March 1, 2000, it will cause all economic benefits of the foregoing assets and operations to be assigned to Buyer or its affiliate, including, but not limited to execution of an economic benefits agreement on terms and conditions reasonably satisfactory to Buyer that will ensure its receipt of the economic benefit of these assets and interests.

         14. The parties to the Agreement agree that the "Effective Date" for purposes of the Agreement shall be March 1, 2000, regardless of the Closing Date.

         15. Buyer hereby acknowledges as Assumed Obligations those obligations arising under that certain Agreement for Facility Connections and Gas Processing Operations, dated as of December 1, 1999, by and between Kinder Morgan Interstate Gas Transmission LLC (formerly KN Interstate Gas Transmission Co.) and KN Gas, as such agreement shall be amended by Amendment No. 1 thereto in the form of Exhibit B to the Agreement. Nothing herein or in any Constituent Document shall be deemed to modify or amend such Assumed Obligations.

         16. Notwithstanding any other provision of the Agreement or any schedule attached thereto, KN WesTex Gas Services Company, a Texas corporation, shall not be included in the definition of "Subsidiaries" or be a part of any schedule to the Agreement. Prior to the Closing, Sellers shall cause American Oil and Gas Corporation to dividend all of its equity interest in WesTex Gas Services Company to KMI.

         17. Except as expressly amended hereby, all other terms and provisions of the Agreement shall continue in full force and effect.

         18. Article 12 of the Agreement shall apply to this Amendment and be incorporated herein with the same force and effect as if its provisions were reprinted as part of this Amendment.

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

         EXECUTED as of the date first set forth above.

                                            ONEOK, INC.



                                            By:    /s/ Barry D. Epperson
                                                 -------------------------------
                                            Name:  Barry D. Epperson
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            KINDER MORGAN, INC.



                                            By:    /s/ Joseph Listengart
                                                 -------------------------------
                                            Name:  Joseph Listengart
                                                 -------------------------------
                                            Title: Vice President and Secretary
                                                  ------------------------------

                                            MIDCON GAS SERVICES CORP.



                                            By:    /s/ Douglas N. Schantz
                                                 -------------------------------
                                            Name:  Douglas N. Schantz
                                                 -------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------


                                            KN SERVICES, INC.



                                            By:    /s/ Douglas N. Schantz
                                                 -------------------------------
                                            Name:  Douglas N. Schantz
                                                 -------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------

                                            KN GAS GATHERING, INC.



                                             By:    /s/ Joseph Listengart
                                                 -------------------------------
                                             Name:  Joseph Listengart
                                                  ------------------------------
                                             Title: Vice President and Secretary
                                                   -----------------------------